ADVANCED BUSINESS SCIENCES, INC.

                              3345 No. 107th Street

                              Omaha, Nebraska 68134

                                  ______, 2000

Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders of Advanced Business Sciences (the "Company") which will be held at Crowne Plaza, Omaha, Nebraska, ___________, 2000, at ________. Your board of directors and management look forward to personally greeting those stockholders able to attend.

         At the meeting, the stockholders will be asked to:

              o Approve an amendment to the Company's Certificate of Incorporation (the "Certificate") to eliminate the classification of the board of directors into three different classes;

              o   Approve   an   amendment   to  the   Certificate   eliminating
                  anti-takeover provisions, including the super-majority voting requirement to amend certain provisions of the Certificate;

              o Elect seven (7) directors in the event that the stockholders approve the amendment to the Certificate to eliminate the classified board of directors, to serve a one-year term; or, in the event the stockholders do not approve the amendment to the Certificate to eliminate the classified board of directors, to elect two (2) directors to serve until the 2001 annual meeting of stockholders, three (3) directors to serve until the 2002 annual meeting of stockholders and two
                  (2) directors to serve until the 2003 annual meeting of stockholders;

              o Approve a proposed plan to restructure the Company's indebted-ness; and,

              o Consider such other matters as may be properly brought before the meeting and at any adjournment(s) or postponement(s) thereof.

         These matters are discussed in greater detail in the accompanying proxy statement.

         Your board of directors recommends a vote FOR the proposed amendments to the Certificate and FOR the election of the directors nominated.

         Regardless of the number of shares you own or whether you plan to attend, it is important that your shares be represented and voted at the meeting. You are requested to sign, date and mail the enclosed proxy promptly.

         A copy of the Annual Report for the year ended December 31, 1999, and the quarterly reports for the fiscal quarters ended March 31, 2000, June 30, 2000, and September 30, 2000, are enclosed for your information.

         We wish to thank our stockholders for their participation and support.

                                        Sincerely,

                                    /s/ John J. Gaukel

                                        John J. Gaukel
                                        President and Chief Executive Officer

                        ADVANCED BUSINESS SCIENCES, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          To Be Held ___________, 2000

To the Stockholders:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Advanced Business Sciences, Inc. (the "Company") will be held at Crowne Plaza, 655 No. 108th Avenue, Omaha, Nebraska on ____________________, 2000, at ______ Central time, for the following purposes:

              o Approve an amendment to the Company's Certificate of Incorporation (the "Certificate") to eliminate the classification of the board of directors into three different classes;

              o   Approve   an   amendment   to  the   Certificate   eliminating
                  anti-takeover provisions, including the super-majority voting requirement to amend certain provisions of the Certificate;

              o Elect seven (7) directors in the event that the stockholders approve the amendment to the Certificate to eliminate the classified board of directors, to serve a one-year term; or, in the event the stockholders do not approve the amendment to the Certificate to eliminate the classified board of directors, to elect two (2) directors to serve until the 2001 annual meeting of stockholders, three (3) directors to serve until the 2002 annual meeting of stockholders and two
                  (2) directors to serve until the 2003 annual meeting of stockholders;

              o Approve a proposed plan to restructure the Company's indebted-ness; and,

              o Consider such other matters as may be properly brought before the meeting and at any adjournment(s) or postponement(s) thereof.

              A copy of the Annual Report for the year ended December 31, 2000, and the quarterly reports for the fiscal quarters ended March 31, 2000, June 30, 2000, and September 30, 2000, are enclosed for your information.

              Only stockholders of record as of the close of business on ______ 1, 2000, will be entitled to vote at the Meeting and any adjournment(s) or postponement(s) thereof.

              All stockholders are cordially invited to attend the Meeting. However, to assure your representation at the Meeting, you are urged to complete, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the Meeting may vote in person even if he or she has returned a proxy.

                Omaha, Nebraska ______ ___, 2000

                                BY ORDER OF THE BOARD OF DIRECTORS:


                                /s/ John J. Gaukel
                                    John J. Gaukel
                                    President and Chief Executive Officer

                             YOUR VOTE IS IMPORTANT
                    YOU ARE URGED TO SIGN, DATE AND PROMPTLY
                   RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE

                        ADVANCED BUSINESS SCIENCES, INC.

                              3345 No. 107th Street

                              Omaha, Nebraska 68134

                         ANNUAL MEETING OF STOCKHOLDERS

                                ___________, 2000

                                 PROXY STATEMENT

         Our annual meeting of stockholders will be held on Friday, ___________, 2000, at Crowne Plaza, 655 No. 108th Avenue, Omaha, Nebraska 68154, at ________. This proxy statement contains information about the matters to be considered at the meeting or any adjournment or postponement of the meeting.

                      GENERAL INFORMATION ABOUT THE MEETING

WHAT IS BEING CONSIDERED AT THE MEETING?

         You will be voting to:

              o Approve an amendment to the Company's Certificate of Incorporation (the "Certificate") to eliminate the classification of the board of directors into three different classes;

              o   Approve   an   amendment   to  the   Certificate   eliminating
                  anti-takeover provisions, including the super-majority voting requirement to amend certain provisions of the Certificate;

              o Elect seven (7) directors in the event that the stockholders approve the amendment to the Certificate to eliminate the classified board of directors, to serve a one-year term; or, in the event the stockholders do not approve the amendment to the Certificate to eliminate the classified board of directors, to elect two (2) directors to serve until the 2001 annual meeting of stockholders, three (3) directors to serve until the 2002 annual meeting of stockholders and two
                  (2) directors to serve until the 2003 annual meeting of stockholders;

              o Approve a proposed plan to restructure the Company's indebted-ness; and,

              o Consider such other matters as may be properly brought before the meeting and at any adjournment(s) or postponement(s) thereof.

     We do not expect to ask you to vote on any other matters at the meeting.

     In addition, our management will report on our performance during calendar year 1999 and the first half of calendar year 2000.

WHO IS ENTITLED TO VOTE AT THE MEETING?

         You may vote if you owned stock as of the close of business on _____, 2000. Each share of stock is entitled to one vote.

HOW DO I VOTE?

         You can vote in two ways:


          o    By attending the meeting; or


          o    By completing, signing and returning the enclosed proxy card.

CAN I CHANGE MY MIND AFTER I VOTE?

         Yes, you may change your mind at any time before the vote is taken at the meeting. You can do this by (1) signing another proxy with a later date and returning it to us prior to the meeting, or (2) voting again at the meeting.

WHAT IF I RETURN MY PROXY CARD BUT DO NOT INCLUDE VOTING INSTRUCTIONS?

         Proxies that are signed and returned but do not include voting instructions will be voted FOR (1) the approval of the proposed amendments to our Certificate of Incorporation and (2) the election of the nominee directors.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

         It means that you have multiple accounts with brokers and/or our transfer agent. Please vote all of these shares. We recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is Atlas Stock Transfer Company, (801) 266-7151.

WILL MY SHARES BE VOTED IF I DO NOT PROVIDE MY PROXY?

         If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy.

         Your shares may be voted under certain circumstances if they are held in the name of the brokerage firm. Brokerage firms generally have the authority to vote a customer's unvoted shares, which are referred to as "broker non-votes," on certain routine matters, including the election of directors. Shares represented by broker non-votes are counted for purposes of establishing a quorum. At our meeting, these shares will be counted as voted by the brokerage firm in the election of directors, but will not be counted for the approval of the amendments to our Certificate of Incorporation because these matters are not considered "routine" under the applicable rules.

WHAT IF OTHER MATTERS COME UP AT THE ANNUAL MEETING?

         The matters described in this proxy statement are the only matters we know will be voted at the annual meeting. If other matters are properly presented at the meeting, the proxyholders will vote your shares as they see fit.

WHO PAYS FOR THIS PROXY SOLICITATION?

         We do. In addition to sending you these materials, some of our employees may contact you by telephone, by mail, or in person. None of these employees will receive any extra compensation for doing this.

                                 STOCK OWNERSHIP

         The following table shows the number of shares of common stock beneficially owned (as of ______, 2000) by:

          o Each person who we know beneficially owns more than 5% of the common stock;

          o    Each director and executive officer; and,

          o    The directors and executive officers as a group.

                                              Beneficial Ownership
                                              --------------------

Name and Address                Amount and Nature of
Of Beneficial Owner (1)            Beneficial Ownership    Percent of Class
-------------------             --------------------    ----------------

Dennis Anderson
135 Lois Avenue                         1,315,764              8.05
Carroll, Iowa 51401

Robert Badding
304 Timberline Road                     1,008,034              6.16
Carroll, Iowa 51401

Mary M. Collison
640 Hidden Valley                         604,967              3.70
Carroll, Iowa 51401

John Gaukel
3854 No. 208th Street                     480,600              2.94
Elkhorn, Nebraska 68022

Martin J. Halbur
124 Pleasant Ridge Rd.                    547,465              3.35
Carroll, Iowa 51401

Roger Kanne (2)
1311 Amy Avenue                         1,025,358              6.27
Carroll, Iowa 51401

Benjamin J. Lamb (3)
11205 Washington Street                   853,948              5.22
Omaha, Nebraska 68137

Ronald Muhlbauer
222 Pleasant Ridge                        903,936              5.53
Carroll, Iowa 51401

All Directors and Executive             5,886,124             35.99
Officers as a Group (7 persons)

(1) Mr. Anderson has warrants to purchase 1,193,804 shares of common stock. Mr. Badding has warrants to purchase 826,191 shares of common stock. Ms.
     Collison has warrants to purchase 561,189 shares of common stock. Mr. Halbur has warrants to purchase 721,190 shares of common stock. Mr. Kannes has warrants to purchase 1,975,800 shares of common stock. Mr. Muhlbauer has warrants to purchase 196,607 shares of common stock.

(2) Includes 909,055 Common Shares held directly by Mr. Kanne, 29,358 Common Shares held by Country Stores, 50,729 Common Shares held by E. T. Videos and 29,413 Common Shares held by K & K Developers. Country, Stores, E.T. Videos and K & K Developers are affiliates of Mr. Kanne.

(3) Mr. Lamb has options to purchase an additional 1,332,000 Common Shares at $0.10 per share.

                                 PROPOSAL NO. 1

                    Amendment to Certificate of Incorporation

                    Eliminating Classified Board of Directors

         The board of directors has unanimously approved and recommends that the stockholders adopt a resolution amending the Certificate to eliminate staggered terms of office for the board of directors (the "Classified Board"). At the Meeting, stockholders will consider and vote on this proposed amendment. The text of the proposed amendment is attached to this Proxy Statement as Exhibit A. The statements made in this Proxy Statement with respect to this amendment to the Certificate should be read in conjunction with and are qualified in their entirety by reference to Exhibit A.

DESCRIPTION OF PROPOSED AMENDMENT

         This Proposal would amend Article 6 of the Certificate to eliminate the Classified Board. Article 6 currently divides the board of directors into three separate classes of directors as nearly equal in number as possible, each serving a staggered three-year term and until their successors are elected and qualify, with each class being elected at different annual stockholder meetings. Following the effectiveness of the Proposal, the board of directors will not be classified and its members would not serve staggered terms. Instead, all directors would serve a one-year term and until their successors are elected and qualify, and all directors would be elected at every annual stockholder meeting. See "PROPOSAL NO. 3 - Election of Directors." In addition, this Proposal also authorizes the board to fix the number of directors and provides for the ability of the stockholders to remove any director from office with or without cause by the affirmative vote of the holders of the majority of the voting power of the then outstanding shares of stock entitled to vote generally in the election of directors. At present, Article 6 of the Certificate provides that the board of directors shall consist of not less than three directors nor more than 15 directors. Article 6 of the Certificate also presently provides that any director may be removed with or without cause by an affirmative vote of at least two-thirds of the total votes eligible to be cast by stockholders, all stockholders voting as a single class, at a duly constituted meeting of stockholders called expressly for that purpose; provided, that if there is at the time one or more Interested Stockholders (see "PROPOSITION NO. 2 - Amendment to Certificate Eliminating Anti-Takover Provisions"), a director may be removed only with cause and, in addition to such two-thirds vote, an affirmative vote of at least a majority of issued and outstanding shares held by stockholders other than Interested Stockholders.

REASONS FOR PROPOSAL

         The board of directors believes that the elimination of the Classified Board will allow stockholders to express their views annually and eradicate obstacles to removing directors that are not, in the stockholders' opinion, managing the Company in their best interests. This will promote effective management oversight and management's attention to and representation of stockholders' interests. The board of directors believes that Proposal No. 1 also takes away management's ability to perpetuate itself in control of the Company without the support of the stockholders owning a majority of the Company's stock.

         In addition, the Proposal could discourage a potential purchaser of the Company from influencing the board of directors by offering terms acceptable to it, such as the continuation of the existing management of the Company or a commitment by the purchaser to provide benefits (such as employment contracts) not available to stockholders generally.

         A classified board extends the time required for a change in control of the board and tends to discourage hostile takeovers because, assuming that each class of directors is equal in size, a majority stockholder could not obtain control of the board of directors until the second annual stockholders' meeting after acquiring a majority of the voting stock. Elimination of the Classified Board, therefore, may render the Company more vulnerable to takeover tactics. The board of directors is not presently aware of any proposed or threatened takeover of the Company.

VOTE REQUIRED FOR APPROVAL

         The affirmative vote of the holders of at least two-thirds of the shares entitled to vote at the Meeting is required to approve this Proposal No.
1. An abstention or failure to vote on this Proposal is not an affirmative vote and therefore will have the same effect as a negative vote on this Proposal at the Meeting. If approved, this Proposal No. 1 will become effective upon the filing of a Certificate of Amendment to the Certificate with the Secretary of State of the State of Delaware which is expected to follow shortly after the approval of this Proposal No. 1.

                        THE BOARD OF DIRECTORS RECOMMENDS

   A VOTE FOR THE ELIMINATION OF THE CLASSIFICATION OF THE BOARD OF DIRECTORS


                                 PROPOSAL NO. 2

                    Amendment to Certificate of Incorporation

                      Eliminating Anti-Takeover Provisions

         The board of directors has unanimously approved and recommends that the stockholders adopt a resolution amending the Certificate to eliminate anti-takeover provisions, including a super-majority voting requirement to amend certain provisions of the Certificate. At the Meeting, stockholders will consider and vote on this proposed amendment. The text of the proposed amendment is attached to this Proxy Statement as Exhibit B. The statements made in this Proxy Statement with respect to this amendment to the Certificate should be read in conjunction with and are qualified in their entirety by reference to Exhibit B.

DESCRIPTION OF PROPOSED AMENDMENT

         This Proposal would amend the Certificate to eliminate anti-takeover provisions contained in Articles 9, 10 and 11. In addition to the provisions relating to the Classified Board (see "PROPOSAL NO. 1 - Amendment to Certificate of Incorporation Eliminating Classified Board of Directors"), these provisions may have the effect of discouraging future takeover attempts which the Company's stockholders may deem to be in their best interests and of perpetuating the Company's existing management. Among other things, such provisions: (1) require, in certain circumstances, the approval of two-thirds of all shares eligible to vote for certain business combinations involving a stockholder owning 10% or more of the Company's voting securities; (2) prohibit repurchases by the Company from a stockholder owning 5% or more of the Company's voting securities who have held their securities for less than two years, unless approved by a majority of the disinterested stockholders; and (3) require the approval of two-thirds of all shares eligible to vote for any proposed amendment to the Certificate of Incorporation or by-laws that seeks to modify or revoke the provisions discussed above. The following is a summary of these provisions currently contained in the
Certificate:

         Approvals of Mergers and Business Combinations. The Company is currently able to merge or consolidate with other corporations or sell all or substantially all of its assets, with the approval of the holders of more than two-thirds of the outstanding shares of Common Stock, subject to the "fair price" provisions of its Certificate. In general, as a condition for mergers and certain other business combinations of the Company ("Business Combinations") involving, as a party to any such Business Combination, any beneficial holder of more than 10% of such voting power (an "Interested Stockholder"), the fair price provisions require the approval by the holders of two-thirds of the voting power of the outstanding capital stock of the Company entitled to vote generally in the election of directors and the approval by two-thirds of such voting power excluding the voting power held by an Interested Stockholder involved in such Business Combination, unless the transaction is approved by at least a majority of the members of the Board of Directors who are unaffiliated with the Interested Stockholder (the "Continuing Directors") or certain minimum price and procedural requirements are met. The term "Continuing Directors" also includes certain successors to Continuing Directors, if unaffiliated with the Interested Stockholder. The term "Interested Stockholder" also refers to certain assignees of Interested Stockholders and to affiliates of the Company who, within two years prior to the date in question, beneficially held 10% or more of the voting power of the outstanding capital stock of the Company entitled to vote generally in the election of directors.

         Approval  of   Repurchases.   The   Certificate   currently   prohibits
repurchases by the Company from a stockholder owning more than 5% of the Company's voting securities (a "Significant Stockholder") who has owned such securities of the Company for less than two years, unless approved by an affirmative vote of at least a majority of the total votes entitled to vote generally in the election of directors other than the voting power held by the Significant Stockholder.

         Amendment of Certificate of Incorporation. The Certificate currently provides that, in addition to the general requirements to amend a certificate of incorporation, an affirmative vote of the holders of at least two-thirds of the total votes eligible to be cast is required to amend those provision concerning the matters described above; provided that if one or more Interested Stockholders exists, an additional affirmative vote of at least two-thirds of the votes other than the voting power held by such Interested Stockholders is required.

REASONS FOR PROPOSAL

         None of the current members of the board of directors were associated with the Company when these anti-takeover provisions were adopted. The board of directors believes that these anti-takeover provisions place obstacles on the Company's ability to raise capital through the placement of its common stock with outside investors. The board of directors does not believe that these anti-takeover provisions are necessary to protect stockholders from inadequate or coercive offers. If approved by the stockholders, the Certificate will be amended to delete all of Articles 9 and 10 and to amend Article 11 to read as set forth at Exhibit B.

VOTE REQUIRED FOR APPROVAL

         The affirmative vote of the holders of at least two-thirds of the shares entitled to vote at the Meeting is required to approve this Proposal No.
2. An abstention or failure to vote on this Proposal is not an affirmative vote and therefore will have the same effect as a negative vote on this Proposal at the Meeting. If approved, this Proposal No. 2 will become effective upon the filing of a Certificate of Amendment to the Certificate with the Secretary of State of the State of Delaware which is expected to follow shortly after the approval of this Proposal No. 2.

                        THE BOARD OF DIRECTORS RECOMMENDS

           A VOTE FOR THE ELIMINATION OF THE ANTI-TAKEOVER PROVISIONS

                                 PROPOSAL NO. 3

                              Election of Directors

         If the stockholders approve Proposal No. 1, an entire board of directors, consisting of eight members, will be elected at the Meeting. The directors elected will hold office until their successors are elected and qualify, which should occur at the next annual meeting.

VOTE REQUIRED

         The eight nominees receiving the highest number of votes will be elected. Votes withheld for a nominee will not be counted. You get one vote for each of your shares of common stock. You do not have the right to cumulate your votes.

NOMINATIONS

         At the Meeting, we will nominate the persons named in this proxy statement as directors. Although we don't know of any reason why one of these nominees might not be able to serve, the board of directors will propose a substitute nominee if any nominee is not available for election.

         Shareholders also can nominate persons to be directors. Nominations may be made at the Meeting in accordance with the parliamentary rules governing the Meeting.

GENERAL INFORMATION ABOUT THE NOMINEES

         Dennis L. Anderson, age 55, joined the board of directors in October 1997. He is a graduate of Buena Vista University of Iowa and currently serves as secretary-treasurer of The Farner Bocken Company of Carroll, Iowa, a regional distributor of food, tobacco and related snack products to locations in a multi-state area. Mr. Anderson has been active in the management of this closely held corporation for the past 25 years.

         Robert E. Badding, age 71, joined the board of directors in October 1997. He is founder and Chief Executive Officer of Badding Construction, a regional commercial and residential construction firm. Mr. Badding has been involved in all levels of the construction management of this multi-state firm.

         Mary Collison, age 58, joined the board of directors in July of this year. She is the President of Carroll Broadcasting Company, which owns and operates a radio station in Carroll, Iowa.

         John Gaukel, age 56, became the Company's President and Chief Executive Officer on May 31, 2000. He has been a member of the Board of Directors since 1995. He is a graduate of the University of Nebraska at Omaha, with a BS degree in Physics and a minor in Mathematics. Mr. Gaukel is the inventor of patented technology of the Company, which has been assigned to the Company, and he holds three other patents that are unrelated to the Company's business. He continues to devote his time to the ever-evolving changes and enhancements to the Company's product lines.

        Martin J. Halbur, age 48, joined the board of directors in July of this year.Dr. Halbur has been practicing dentistry in Carroll, Iowa, since 1976.

         Roger J. Kanne, age 59, became the Company's Chief Financial Officer and Secretary on May 31, 2000. He has been a member of the board of directors since October 1997. His business experience stems from his involvement as owner and operator of several business entities including retail and wholesale petroleum jobbers, real estate developments, convenience stores and video stores in an eight state area.

     Ronald W. Muhlbauer, age 58, is Chairman of the Board and has been a member of the Board of Directors since 1996. He is a Certified Public Accountant and, for the past 27 years, has been a partner with the accounting firm of Olsen, Muhlbauer & Co., L.L.P., in Carroll, Iowa. Mr. Muhlbauer is a graduate of
Creighton University in Omaha, Nebraska, with a BS degree in Business Administration.

CLASSIFICATION OF NOMINEES

         If the stockholders fail to approve Proposal No. 1, an entire board of eight members will be elected; however, the nominees have agreed to serve staggered terms of office as set forth below:

Directors With Terms Expiring At The 2001 Annual Meeting

         Robert Badding and Roger Kanne

Directors With Terms Expiring At The 2002 Annual Meeting

         Dennis Anderson, John Gaukel and Ron Muhlbauer

Directors With Terms Expiring At The 2003 Annual Meeting

         Mary Collison and Martin Halbur

COMMITTEES OF THE BOARD

         The board of directors does not have any committees at this time, including an audit committee or compensation committee.

MEETINGS OF THE BOARD

         The board of directors had ___ meetings during 1999 and ___ meetings during 2000 as of the date of this proxy statement. Each director attended all of the meetings of the board.

                        THE BOARD OF DIRECTORS RECOMMENDS

                         A VOTE FOR EACH OF THE NOMINEES

                                 PROPOSAL NO. 4

                               Debt Restructuring

         The board of directors has unanimously adopted a plan to restructure the Company's current indebtedness by offering shares of the Company's Series A Convertible Preferred Stock to its creditors in exchange for forgiveness of the Company's indebtedness or to third parties who agree to assume the Company's indebtedness.

DESCRIPTION OF PROPOSED PLAN

         The Company currently has total indebtedness of approximately $7.5 million. The board of directors propose to convert such indebtedness into shares of the Company's Series A Convertible Preferred Stock on a dollar-for-dollar basis. These shares will be offered to creditors directly or to third parties who agree to assume the Company's indebtedness. The terms of Series A Convertible Preferred Stock are as follows:

Amount: Up to $7,500,000

Type of Security: Series A Convertible Preferred Stock ("Preferred").

Price per Share: $100 ("Original Purchase Price").

Method of Payment: Payment shall be in cash (or other immediately available funds), the forgiveness of indebtedness owed by the Company to the purchaser, or the assumption by the purchaser of indebtedness owed by the Company to a third party. If indebtedness is forgiven or assumed, payment for Preferred shall be deemed to be equal to the unpaid principal balance and any accrued interest thereon without discount.

Rights, Preferences, Privileges and
Restrictions of Preferred Stock:

(1) Dividend Provisions:The holders of the Preferred will be entitled to receive cumulative,floating-rate dividends based upon the 3-month average of USBank's prime interest rate plus 200 basis points (the "Dividend Dollar Amount").Dividends shall be payable in shares of the Company's Common Stock or, at the option of the Company, in cash. No dividends may be paid in cash unless there are legally available funds therefor. No dividend shall be paid on the Common at a rate greater than the rate at which dividends are paid on Preferred (based on the number of shares of Common into which the Preferred is convertible on the date the dividend is declared). Dividends on the Preferred will be in preference to dividends paid on the Common. Dividends on the Preferred will be cumulative. Dividends shall be payable quarterly beginning _______, 2001 (the "Dividend Date"). Dividends to be paid in Common Stock shall be paid in a number of fully paid and nonassessable shares of Common Stock equal to the quotient of the Dividend Dollar Amount divided by the Conversion Price (as defined below) as of two trading days immediately preceding the applicable Dividend Date.

(2) Liquidation Preference: In the event of any liquidation or winding up of the Company, the holders of Preferred will be entitled to receive in preference to the holders of Common an amount ("Liquidation Amount") equal to the Original Purchase Price plus any dividends cumulated on the Preferred but not paid. A consolidation or merger of the Company, in which the Company does not survive, or a sale of all or substantially all of its assets shall be deemed to be a liquidation or winding up for purposes of the liquidation preference.

(3) Conversion: A holder of Preferred will have the right to convert Preferred, at the option of the holder, at any time, into shares of Common. The total number of shares of Common into which Preferred may be converted initially will be determined by dividing the Original Purchase Price by the Conversion Price. The Conversion Price shall be the average closing price of the Common Stock on each of the 10 trading days immediately preceding the date of conversion (the "Conversion Price").

(4) Mandatory Conversion: At any time, and from time to time, after the fifth anniversary date of the issuance of the Preferred, all or any part of the Preferred may be converted into Common at the then applicable Conversion Price, at the option of the Company. (5) Anti-dilution Provisions: The Conversion Price will be subject to adjustment to reflect any subdivisions or combinations of Common Stock. (6) Voting Rights: The holders of Preferred shall have no voting rights, except as indicated herein (7) Protective Provisions: Consent of the holders of at least a two-thirds majority of the Preferred will be required for any action which (i) alters or changes the rights, preferences or privileges of the Preferred materially and adversely, (ii) increases the authorized number of shares of Preferred, (iii) creates any new class of shares having preference over or being on a parity with the Preferred, or (iv) involves sale by the Company of a substantial portion of its assets, any merger of the Company with another entity, or any amendment of the Company's certificate of incorporation.

Redemption: The Preferred shall not be redeemable by the holder.

Preemptive Rights: If the Company at any time grants, issues or sells any options, warrants, convertible securities or rights to purchase stock pro rata to the record holders of Common, the holders of Preferred shall be granted the same rights on an as converted basis.

Investor Qualifications: Only persons qualifying as "accredited investors" as defined by Rule 501(a) under the Securities Act of 1933 may invest. Investors shall make appropriate representations and warranties to assure that the contemplated offering is exempt from the registration and prospectus delivery requirements of such Act and applicable state law, if any.

Registration Rights: The holders shall have the right to have their shares of Preferred (or, following conversion, Common) included in any registration of securities initiated by the Company. If the registration involves an underwriter, such registration rights shall be subject to market factors that may limit the number of shares that may participate. The costs of the registration (excluding underwriting discounts, selling commissions and taxes) will be borne by the Company

Reporting Obligations of Investors: Each investor shall file at its expense all reports as may be required under the Securities Exchange Act of 1934 or otherwise. If the Company undertakes the task of completing such reports, each investor will fully cooperate with the Company.

REASONS FOR STOCKHOLDERS' APPROVAL

     Ordinarily, a decision to issue securities for a bona fide corporate purpose resides with the board of directors. Some of the Company's creditors are members of its board of directors. Moreover, it is anticipated that Total Tech, L.L.C., a limited liability company whose members are Mr. Kanne, Mr. Anderson, Ms. Collison, Mr. Halbur, Mr. Badding, Mr. Muhlbauer and Patricia Pietig, will assume indebtedness of the Company in the aggregate amount of approximately $_____. Because the members of the board of directors have a financial interest in this proposal, the board submits this proposal to the stockholders for their approval pursuant to Section 144(a)(2) of the Delaware General Corporation Law. The Company has obtained a fairness opinion regarding this proposal, a copy of which is appended hereto at Exhibit ___.

VOTE REQUIRED FOR APPROVAL

         The affirmative vote of the holders of at least (a) two-thirds of the shares entitled to vote at the Meeting and (b) two-thirds of the shares entitled to vote at the meeting excluding the total number of voting shares held by persons financially interested in the proposal (i.e., the interested directors) is required to approve this Proposal No. 4. An abstention or failure to vote on this Proposal is not an affirmative vote and therefore will have the same effect as a negative vote on this Proposal at the Meeting.

                        THE BOARD OF DIRECTORS RECOMMENDS

                   A VOTE FOR THIS PROPOSED DEBT RESTRUCTURING

                             EXECUTIVE COMPENSATION

         Jack L. Lamb, the Company's former Chief Executive Officer, received a base salary in the amount of $150,000. As a condition to his employment, he also received 1,000,000 shares of the Company's common stock and options to purchase in the aggregate 4,000,000 shares of common stock at an exercise price of $0.10 per share. When Mr. Lamb resigned in January of this year, an option to purchase up to 1,333,333 shares of common stock had vested, but the remaining options terminated.

         The Company's current President and Chief Executive Officer receives a base salary in the amount of $_____ per year. No other employee of the Company received a salary and other compensation that exceeded $100,000.

         The Company has no stock option, stock appreciation rights or similar deferred compensation plan in effect at this time.

                       SECTION 16(a) BENEFICIAL OWNERSHIP

                              REPORTING REQUIREMENT

         Our directors and executive officers must file reports with the Securities and Exchange Commission indicating the number of shares of the Company's common stock they beneficially own and any changes in their beneficial ownership. Copies of these reports must be provided to us. Based on our review of these reports and written representations from the persons required to file them, we believe each of our directors and executive officers filed all the required reports during 1999.

                                  OTHER MATTERS

         At the date of mailing of this proxy statement, we are not aware of any business to be presented at the Meeting other than the proposals discussed above. If other proposals are properly brought before the Meeting, any proxies returned to us will be voted as the proxyholders see fit.

         Concurrent with the mailing of this proxy statement, the Company is furnishing you a copy of its annual report for the year ended December 31, 1999 (which includes the Company's Annual Report on Form 10-K for such year) and a copy of each of its quarterly reports for the quarterly periods ended March 31, 2000, June 30, 2000, and September 30, 2000, respectively.

                               By order of the Board of Directors:


                               Roger Kanne
                               Secretary

______ ___, 2000

                                 [FORM OF PROXY]

                        ADVANCED BUSINESS SCIENCES, INC.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

           Annual Meeting of Stockholders to be held on _______, 2000 at ______ Central Daylight Time
                          for Holders as of __________

         The  undersigned,  having  received  the  Notice of Annual  Meeting  of
Stockholders of Advanced Business Sciences, Inc. (the "Company") hereby appoint(s) John J. Gaukel and Roger Kanne, and each of them, proxies of the undersigned (with full power of substitution) to attend the above Annual Meeting and all adjournments thereof (the "Annual Meeting") and there to vote all shares of Common Stock of the Company that the undersigned would be entitled to vote, if personally present, in regard to all matters which may come before the Annual Meeting, including:

(1) The Board of Directors recommends a vote FOR the election of Robert Badding, Roger Kanne, Dennis Anderson, John Gaukel, Ron Muhlbauer, Mary Collison and Martin Halbur as Directors of the Company.

     /_/  FOR ALL NOMINEES

     /_/  WITHHOLD ALL NOMINEES

     /_/  WITHHOLD AUTHORITY TO VOTE FOR THE FOLLOWING NOMINEE:

          ----------------------------------------------------------------------


(2) To approve an amendment to the Company's Certificate of Incorporation to eliminate the classification of the board of directors into three different classes.

     /_/ FOR /_/ AGAINST /_/ ABSTAIN

(3) To Approve an amendment to the Company's Certificate of Incorporation eliminating anti-takeover provisions, including the super-majority voting requirement to amend certain provisions of the Certificate.

     /_/ FOR /_/ AGAINST /_/ ABSTAIN

(4)  To approve the proposed plan to restructure the Company's indebtedness.

     /_/ FOR /_/ AGAINST /_/ ABSTAIN

(5) In their discretion upon the transaction of such other business as may properly come before the Annual Meeting.

     The undersigned hereby revokes all previous proxies for the Annual Meeting, acknowledges receipt of the Notice of Annual Meeting of Stockholders and ratifies all that the said proxies may do by virtue hereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER SPECIFIED HEREIN. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2 3, AND 4 AND THE AUTHORITY PROVIDED IN ITEM 5 WILL BE DEEMED GRANTED.

                    Dated: ____________, 2000






                    Signature(s)________________________________________________

                    Please  sign  exactly  as your name  appears  on your  stock
                    certificate(s).    If   signing   in   any    fiduciary   or
                    representative capacity, give full title as such.

              (PLEASE SIGN, DATE AND RETURN THIS PROXY IMMEDIATELY

                           IN THE ENCLOSED ENVELOPE.)